OPTION EXCHANGE AGREEMENT

This agreement (the “Agreement”) is entered into as of August 11, 2011, between Skinny Nutritional Corp., a Nevada corporation (the “Company”) and the undersigned holder of securities of the Company whose name appears on the signature page annexed hereto (the “Securityholder”). The Company and the Securityholders are referred to collectively herein as the “Parties”.

RECITALS:

WHEREAS, the Company has determined that it is in the best interests of its shareholders that the Company offer to acquire certain outstanding options to purchase shares of Common Stock of the Company held by certain of the Company’s employees from the holders thereof (the “Transaction”); and

WHEREAS, the undersigned Securityholder of the Company has determined it to be in his or her best interests to accept the Transaction upon the terms and conditions contained herein.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, and other good and valuable consideration, the Parties agree as follows.

1.           Definitions

For purposes of this Agreement:

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person.  For the purposes of this definition, “control”, when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Confidential Information”  means any information which has been or is concurrently herewith  provided to a Securityholder (i) in connection with this Agreement, which is identified as, or should be reasonably understood to be, confidential to the Company, and/or  (ii) as a result of the Securityholder’s investment in or employment by the Company (whether as an employee or consultant or otherwise),  including, but not limited to, trade secrets and confidential information disclosed to the Securityholders or known by them as a consequence of their transactions with the Company, whether or not pursuant to this Agreement, and not generally known in the industry, concerning the Company’s business, finances, methods, operations, know-how, trade secrets, data, technical processes and formulas, source code, product designs, sales, cost and other unpublished financial information, product and business plans, projections, marketing data, information, research and development, customers, pricing and information relating to proposed expansion and this Agreement and all exhibits hereto.

“Exchange Ratio” has the meaning set forth in Section 2(a) herein.

“Options” shall mean those options to purchase shares of Common Stock of the Company beneficially owned by a Securityholder to be exchanged pursuant to this Agreement and which are indicated on the signature page to this Agreement.

“Option Certificate” shall mean a certificate representing the Options to purchase shares of Common Stock of the Company beneficially owned by a Securityholder.

“Person” means an individual, a partnership, a corporation, a limited liability company or partnership, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

“Shares” shall mean all shares of Common Stock of the Company, par value $.001 per share.

“Transfer” A Person shall be deemed to have effected a “Transfer” of a security if such person directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security or (ii) enters into an agreement or commitment providing for the sale of, pledge of, encumbrances of, grant of an option with respect to, transfer of or disposition of such security or any interest therein.

2.            Offer to Exchange Options

(a)           Basic Transaction.  Subject to the terms and conditions of this Agreement, the Company hereby offers to purchase from the undersigned Securityholder the Options beneficially owned by the undersigned, as set forth on the Securityholder’s signature page to this Agreement in exchange for such number of Shares on a basis of 0.80 shares for each Option (the “Exchange Ratio”) as set forth in clause 2(d) hereof. All fractional Shares resulting from the Transaction shall be rounded up or down to the nearest whole share.

(b)           The Closing. The closing of the Transaction contemplated by this Agreement (the “Closing”) shall be deemed to take place at the offices of the Company, at 5:00 p.m. local time on the date that the holders of the Options entering into this Transaction have satisfied the conditions to closing described below (the “Closing Date”).

(c)           Deliveries at the Closing.  At or the prior to the Closing, (i) the  Securityholder  will deliver to the Company the Option Certificates and other documents as set forth below and (ii) the Company will deliver to the Securityholder the various certificates, instruments, and documents as set forth below:

(i)          On or before 5:00 pm on the Closing Date, in order to accept this offer, the  Securityholder shall deliver to the Company, an executed copy of this Agreement and all original Option Certificates owned by Securityholder that are to be exchanged in this Transaction; and

(ii)         Within 10 business days of receipt of the documents to be delivered by the Securityholder in clause (i) above, the Company shall deliver to the Securityholder the Shares.

IF YOU HAVE NEVER RECEIVED, OR HAVE MISPLACED, A PHYSICAL CERTIFICATE FOR YOUR OPTIONS, PLEASE CHECK THE BOX ON THE SIGNATURE PAGE AND COMPLETE THE AFFIDAVIT ANNEXED TO THIS AGREEMENT AT APPENDIX B (THE “AFFIDAVIT”).

(d)           Exchange of Options.  Upon delivery of the Securityholder’s Options to the Company (or, if appropriate, the Affidavit(s)) together with an executed copy of this Agreement, subject to the Company’s acceptance thereof, the Options owned by Securityholder will be deemed converted automatically into the right to receive that number of Shares determined according to the Exchange Ratio.

(e)           If any Shares are to be issued in a name other than the name in which the Options surrendered in exchange therefor is registered, it will be a condition of the issuance thereof that (i) the Options so surrendered will be properly endorsed and otherwise in proper form for transfer and accompanied by all other documents required to evidence and effect such transfer and (ii) either (x) that the Person requesting such exchange will have paid any transfer or other taxes required by reason of the issuance of a certificate for the  Shares in a name other than the name of the registered holder of the Options surrendered or (y) established to the satisfaction of the Company, or any agent designated by the Company, that such tax has been paid or is not applicable.

(f)           The Company will be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of Options such amounts as the Company (or any Affiliate thereof) shall determine in good faith they are required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code, or any provision of federal, state, local or foreign tax law. To the extent that amounts are so withheld by the Company, such withheld amounts will be treated for all purposes of this Agreement as having been paid to the holder of the Options in respect of whom such deduction and withholding were made by the Company.

(g) Additional Documents.  The Securityholder hereby covenants and agrees to execute and deliver any additional documents necessary or desirable, in the reasonable opinion of the Company, to carry out the intent of this Agreement.

3.            Reliance on Certain Reports Filed Under the Securities Exchange Act of 1934 and Other Information.

(a)           Annual Report on Form 10-K for the year ended December 31, 2010. On April 15, 2011, the Company filed its Annual Report on Form 10-K for the year ended December 31, 2010 (the “2010 Annual Report”) with the United States Securities and Exchange Commission (the “SEC”).

(b)           Quarterly Reports on Form 10-Q. On May 20, 2011, the Company filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2011, with the SEC (the “2011 Quarterly Report”).

(c)           Current Reports on Form 8-K. The Company has filed Current Reports on Form 8-K (including amendments to Current Reports on Form 8-K/A) with the SEC on the following dates during the fiscal year ending December 31, 2011: January 21, 2011, February 28, 2011, March 16, 2011, June 22, 2011 and July 20, 2011 (excluding Current Reports on Form 8-K deemed to have been furnished rather than filed with the SEC, the “Current Reports”).

(d)           Reliance on Information.  The Securityholder has read and understood the “Risk Factors” attached as Appendix A hereto (the “Risk Factors”).

(e)           Acknowledgement and Confirmation. The undersigned hereby agrees and acknowledges that it has been advised that the Company has filed with the SEC the 2010 Annual Report, the 2011 Quarterly Report and the Current Reports (collectively, the “SEC Reports”) and that it has either obtained or has access to (through the public website of the SEC or otherwise) the SEC Reports and the Risk Factors. Each Securityholder is urged to read the Risk Factors and the SEC Reports in their entirety. The undersigned further agrees that it has taken the opportunity to review such SEC Reports and Risk Factors in their entirety, including the risk factors described in such SEC Reports, and that it has considered all factors that it deems material in deciding on the advisability of investing in the Company’s securities.

4.           Representations by the Company.

The Company hereby represents and warrants to the Securityholders as of the date of this Agreement as follows:

(a)        The Company is duly organized, validly existing and in good standing under the laws of its state of incorporation, with all requisite power and authority to own, lease, license, and use its properties and assets and to carry out the business in which it is engaged, except where the failure to have or be any of the foregoing may not be expected to have a material adverse effect on the Company’s presently conducted businesses.  The Company is not in violation of any of the provisions of its certificate of incorporation, bylaws or other organizational or charter documents. The Company is duly qualified to transact the business in which it is engaged and is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing or use of property or assets or the conduct of its business make such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, have or reasonably be expected to result in (i) a material and adverse effect on the legality, validity or enforceability of this Agreement, (ii) a material and adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company, taken as a whole, or (iii) an adverse impairment to the Company’s ability to perform on a timely basis its obligations hereunder (any of (i), (ii) or (iii), a “Material Adverse Effect”).

(b)        The Company has the requisite corporate power and authority to enter into, deliver and consummate the transactions contemplated by this Agreement, to issue and sell the Shares, to deliver the Shares and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation by it of the transactions contemplated thereby have been duly authorized by the Company and no further action is required by the Company in connection therewith. When executed and delivered by the Company, this Agreement will constitute the legal, valid and binding obligation of the Company, enforceable as to the Company in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance or transfer, moratorium or other laws or court decisions, now or hereinafter in effect, relating to or affecting the rights of creditors generally and as may be limited by general principles of equity and the discretion of the court having jurisdiction in an enforcement action (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c)        The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate of incorporation or bylaws, or (ii) violate, conflict with, or constitute a default or breach (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(d)        The Shares have been duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, will not be issued in violation of any preemptive or other rights of stockholders, and will be issued free and clear of all liens and encumbrances, other than restrictions on transfer under applicable securities laws.

5.           Representations by the Securityholder.

The Securityholder represents and warrants to the Company as of the date of this Agreement as follows.

(a)        Owenership; Authority. The Securityholder is the beneficial owner of the Options indicated on the Securityholder signature page of this Agreement, free and clear of any liens, claims, options, rights of first refusal, co-sale rights, charges or other encumbrances and has the full power and authority to make, enter into and carry out the terms of this Agreement and this Agreement constitutes a valid and binding obligation of the Securityholder.

(b)        Own Account. The Securityholder understands that the Shares are “restricted securities” and have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any applicable state securities law and is acquiring the Shares as principal for its own account and not with a view to or for distributing such Shares or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Shares in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Shares in violation of the Securities Act or any applicable state securities law. The Securityholder is acquiring the Shares hereunder in the ordinary course of its business. The Securityholder does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Shares. The Securityholder will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares, nor will the Securityholder engage in any short sale that results in a disposition of any of the Shares by the Securityholder, except in compliance with the Securities Act and the rules and regulations and any applicable state securities laws.

(c)        General Solicitation.  The Securityholder is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media, broadcast over television or radio, disseminated over the Internet or presented at any seminar or any other general solicitation or general advertisement. In entering into this Agreement and in purchasing the Shares, the Securityholder further acknowledges that it has either a pre-existing personal or business relationship with either the Company or any of its officers, directors or controlling person, of a nature and duration such as would enable a reasonable prudent investor to be aware of the character, business acumen, and general business and financial circumstances of the Company and an investment in the Shares.

(d)        Experience; Access to Information. The Securityholder, either alone or together with its representative, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the Transaction and an investment in the Company’s Shares and have so evaluated the merits and risks of the Transaction. The Securityholder acknowledges that it has received such information requested by it concerning the business, management and financial affairs of the Company in order to evaluate the merits and risks of this investment and it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. The Securityholder has either obtained copies of, or has access to (through the public website of the SEC or otherwise), the Company’s SEC Reports. The Securityholder has carefully reviewed all information provided to it, has had the opportunity to review the Company’s SEC Reports, and has carefully evaluated and understands the risks described therein related to the Company and an investment in the Company, and has considered all factors that it deems material in deciding on the advisability of investing in the Company’s securities.

(e)        Investment Risks. The Securityholder acknowledges and agrees that investing in the Company’s securities involves risks and that the Company’s operating results and financial condition have varied in the past and may in the future vary significantly depending on a number of factors. The Securityholder acknowledges and agrees that it has evaluated and understands the risks regarding investing in the Company’s securities, including the risks identified in this Agreement, including the Risk Factors, and the risk factors described in the Company’s SEC Reports. The Securityholder agrees that the risks described herein and in such SEC Reports are not the only risks facing the Company. The Securityholder agrees that these risks could have a material adverse effect on the Company’s business, results of operations, financial condition or liquidity and cause its actual operating results to materially differ from those contained in any forward-looking statements made in this Agreement, in the Company’s SEC Reports and elsewhere by management. Before making an investment decision, each Securityholder acknowledges that it has been advised that it should carefully review the SEC Reports and consider the risks described therein as well as other information contained or incorporated by reference in this Agreement. Additional risks and uncertainties not currently known to the Company or that it currently deems to be immaterial also may materially adversely affect the Company’s business, financial condition and/or operating results.

(f)         No Other Warranties. Except as set forth in this Agreement, no representation or warranty is made by the Company to induce the Securityholder to make this investment, and any representation or warranty not made herein or therein is specifically disclaimed and no information furnished to the Securityholder or the Securityholder's advisor(s) in connection with the sale were in any way inconsistent with the information stated herein. The Securityholder further understands and acknowledges that no person has been authorized by the Company to make any representations or warranties concerning the Company, including as to the accuracy or completeness of the information contained in this Agreement. The Securityholder understands and has relied only on the information provided to it in writing by the Company relating to this investment.

(g)        Independent Investment Decision. Securityholder has independently evaluated the merits of its decision to purchase Shares pursuant to this Agreement, such decision has been independently made by the Securityholder. Securityholder has not relied on the truth, accuracy or completeness of the statements contained in any research report concerning the Company that was prepared by an investment banking firm.  The Securityholder further understands that nothing in this Agreement, any other agreement or any other materials presented to such Securityholder in connection with the Transaction constitutes legal, tax or investment advice and such information may not be used, for the purpose of (i) avoiding tax-related penalties under the Internal Revenue Code or (ii) promoting, marketing or recommending to another party any tax-related matters addressed herein. The Securityholder confirms that it has only relied on the advice of its own tax advisors and business and/or legal counsel in making its decision to enter into this Agreement.

(h)        Restricted Securities. The Securityholder understands that neither the Shares nor any interest therein may be resold by the Securityholder in the absence of a registration under the Securities Act or an exemption from registration. The Securityholder acknowledges and understands: (i) that the issuance of the Shares in connection with this Agreement will be exempt from registration under the Securities Act of 1933, as amended, and applicable state securities laws; and (ii) that the Shares will be “restricted securities”, as such term is defined in Rule 144 promulgated under the Securities Act, and they may not be sold pursuant to such rule unless the conditions thereof are met. The Company has no obligation to register any securities purchased or issuable hereunder. The Securityholder is aware that the offering of the Shares involves securities for which only a limited trading market exists, thereby requiring any investment to be maintained for an indefinite period of time. The purchase of the Shares involves risks which the Securityholder has evaluated, and the Securityholder is able to bear the economic risk of the purchase of such Shares and the loss of its entire investment. The undersigned is able to bear the substantial economic risk of the investment for an indefinite period of time, has no need for liquidity in such investment and can afford a complete loss of such investment. The Securityholder’s overall commitment to investments that are not readily marketable is not, and his acquisition of the Shares will not cause such overall commitment to become, disproportionate to his net worth and the Securityholder has adequate means of providing for its current needs and contingencies. It never has been represented, guaranteed or warranted by the Company, any of the officers, directors, stockholders, partners, employees or agents of the Company, or any other persons, whether expressly or by implication, that: (i) the Company or the Securityholders will realize any given percentage of profits and/or amount or type of consideration, profit or loss as a result of the Company’s activities or the Securityholder’s investment in the Company; or (ii) the past performance or experience of the management of the Company, or of any other person, will in any way indicate the predictable results of the ownership of the Shares or of the Company’s activities.

(i)         Reliance. The Securityholder acknowledges and agrees that (i) the offering and sale of the Shares are intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder, (ii) the Shares have not been registered under the Securities Act and (iii) that the Company has represented to the Securityholder (assuming the veracity of the representations of the Securityholder made herein) that the Shares have been offered and sold by the Company in reliance upon an exemption from registration provided in Section 4(2) of the Securities Act. Accordingly, the Securityholder acknowledges and understands that it has been advised that the Shares have not been registered under the Securities Act and are being sold by the Company in reliance upon the veracity of the Securityholder’s representations contained herein and that the availability of the exemption from the registration requirements provided by the Securities Act and the securities laws of all applicable states is dependent in part upon the accuracy and truthfulness of Securityholder’s representations. The Securityholder’s acquisition of the Shares shall constitute a confirmation of the foregoing representation and warranty and understanding thereof and Securityholder hereby consents to such reliance.

6.           Transfer Restrictions.

(a)        Transfer Restrictions. The Shares may only be disposed of in compliance with state and federal securities laws and the terms of this Agreement. In connection with any transfer of Shares other than pursuant to an effective registration statement or Rule 144, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act and is in compliance with this Agreement. As a condition of any permitted transfer, any such transferee shall provide the Company with a form of agreement including investment representations of such transferee substantially similar to the representations of the Securityholder contained herein. Any permitted transferee must also agree in writing to be bound by and comply with all the provisions of this Agreement that impose ongoing obligations on the Securityholder. The Securityholder acknowledges and agrees that the Company may at any time place a stop transfer order on its transfer books against the Shares. Such stop order will be removed, and further transfer of the Shares will be permitted, upon an effective registration of the respective Shares, or the receipt by the Company of an opinion of counsel satisfactory to the Company that such further transfer may be effected pursuant to an applicable exemption from registration.

(b)        The Securityholder agrees to the imprinting of a legend on each certificate representing the Shares purchased hereunder in the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY AN OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

7.           Tax Considerations

The Securityholder acknowledges and understands the following discussion regarding the expected tax consequences of the Transaction.

The following is a discussion of certain U.S. federal income tax consequences of the offer to U.S. holders (as defined below) of Options that are exchanged for the Shares pursuant to this Agreement. The discussion is based on the Internal Revenue Code of 1986, as amended, referred to herein as the “Code,” applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect as of the date of this offer, all of which may change, possibly with retroactive effect.  The discussion may not apply to stockholders subject to special rules under the Code, including, without limitation, persons who acquired their Options as compensation, financial institutions, brokers, dealers or traders in securities or commodities, insurance companies, partnerships or other entities treated as partnerships or flow-through entities for U.S. federal income tax purposes, tax-exempt organizations, persons who are subject to alternative minimum tax, among others. This discussion does not address the U.S. federal tax consequences to any Secuirtyholder who, for U.S. federal income tax purposes, is a non-resident alien individual, foreign corporation, foreign partnership or foreign estate or trust, and does not address any state, local or foreign tax consequences of the offer.

BECAUSE INDIVIDUAL CIRCUMSTANCES MAY DIFFER, EACH SECURITYHOLDER SHOULD CONSULT SUCH SECURITYHOLDER’S TAX ADVISOR REGARDING THE APPLICABILITY OF THE RULES DISCUSSED BELOW TO SUCH SECURITYHOLDER AND THE PARTICULAR TAX EFFECTS TO SUCH SECURITYHOLDER OF THE OFFER, INCLUDING THE APPLICATION AND EFFECT OF STATE, LOCAL, AND FOREIGN TAX LAWS.

For purposes of this discussion, a U.S. holder is any beneficial owner of Options that is any of the following: (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof or the District of Columbia; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust (1) if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (2) that has a valid election in effect to be treated as a U.S. person for U.S. federal income tax purposes.

The receipt of the Shares by a U.S. holder in exchange for the Options pursuant to the offer is expected to be a taxable transaction for U.S. federal income tax purposes.  In general, a U.S. holder who exchanges Options pursuant to the offer will recognize gain or loss for U.S. federal income tax purposes equal to the difference, if any, between the fair market value on the date of acceptance for exchange pursuant to the offer of the Shares received and the holder’s adjusted tax basis in the Options exchanged pursuant to the offer.  Gain or loss will be determined separately for each block of Options exchanged pursuant to the offer.  Any such gain or loss generally will be long-term capital gain or loss if the stockholder has held the Options for more than one year on the date of acceptance for exchange pursuant to the offer.  Long-term capital gain of noncorporate stockholders is generally taxable at preferential rates.  Certain limitations apply to the use of capital losses.

A U.S. holder’s tax basis in Shares received pursuant to the offer will equal its fair market value on the date of acceptance for exchange pursuant to the offer.  A holder’s holding period in the Shares received will begin the day following the date of acceptance for exchange pursuant to the offer.

8.           Confidentiality

The undersigned Securityholder covenants and agrees, on behalf of itself its affiliates, parent, subsidiaries, directors, officers, employees, agents, heirs, successors and assigns, that it shall not, at any time during or after the termination of this Agreement, make use of or disclose to any person, corporation, or other entity, for any purpose whatsoever, any trade secret or other Confidential Information and not to use any such Confidential Information for any purpose other than the purpose for which it was originally disclosed to the receiving party.  The undersigned acknowledges that the Confidential Information is the property of the Company and that this section shall survive termination of this Agreement and the consummation of the Transaction.

9.           Termination

The Company may terminate this Agreement at any time prior to the consummation of the Transaction with or without notice to the Securityholders.  If this Agreement is terminated, all rights and obligations of the Parties hereunder shall terminate without any liability of any Party to any other Party.

10.         Miscellaneous

(a)           Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.  The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Shares to the Purchaser.

(b)           No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

(c)           Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

(d)           Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of his or its rights, interests, or obligations hereunder without the prior written approval of the Company.

(e)           Counterparts. This Agreement may be executed in several counterparts, including by facsimile, each of which shall be deemed an original and all of which shall constitute one and the same instrument, and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties; it being understood that all parties need not sign the same counterpart.

(f)           Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

(g)           Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (i) (and then three business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, or (ii) sent by overnight courier service, and addressed to the intended recipient as follows: If the Company, to Skinny Nutritional Corp., 3 Bala Plaza East, Bala Cynwyd, PA 19004 and if the Securityholders, at the addresses provided on the Securityholder signature page of this Agreement. Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, fax or ordinary mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

(h)           Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Pennsylvania, without regard to the principles of conflicts of law thereof.  Each party agrees that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the State of Pennsylvania (the “Pennsylvania Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Pennsylvania Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any Pennsylvania Court, or that such proceeding has been commenced in an improper or inconvenient forum.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.  If either party shall commence a proceeding to enforce any provisions of this Agreement, then the prevailing party in such proceeding shall be reimbursed by the other party for its reasonable attorney’s fees and other reasonable costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

(i)           Amendments and Waivers.  No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Parties. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

(j)           Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

(k)           Construction.  Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation. The Parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty, or covenant.

(l)           Legal Representation.  This Agreement was negotiated by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any party shall not apply to any construction or interpretation thereof.

Signature pages follow.

SIGNATURE PAGE TO OPTION EXCHANGE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed by their signature as natural persons or by individuals by their duly authorized officers as of the date first written above.

THE COMPANY:

SKINNY NUTRITIONAL CORP.:

Name:
Title:

SECURITYHOLDER SIGNATURE PAGE
SECURITY EXCHANGE AGREEMENT
SKINNY NUTRITIONAL CORP.

I hereby agree to be bound by all the terms and provisions of this Agreement and to perform all of my obligations thereunder with respect to the Shares to be acquired. Set forth below is the name(s) in which Shares should be issued (if Shares are to be held by more than one owner, each tenant or other person involved must sign this Signature Page).

PLEASE TYPE OR PRINT LEGIBLY

Name of Securityholder:  __________________________________________________

Street Address: __________________________________________________

City, State, Zip Code:

Telephone Number: (         )

Taxpayer Identification Number:
(Social Security number for individuals)

No. of Options to be Cancelled	Exercise Price of Options	No. of Shares to Issued upon Exchange

☐	CHECK HERE IF YOU HAVE NEVER RECEIVED YOUR OPTION CERTIFICATE(S)

The undersigned Security Holder has caused this Agreement to be duly executed by the undersigned.

Signature

Date: , 2011